SCHEDULE 14A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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☐      Filed by a Party other than the Registrant

Check the appropriate box:
☑      Preliminary Proxy Statement
☐      Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
(Exact name of Person(s) filing Proxy Statement)

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COACHMEN INDUSTRIES, INC.
P. O. BOX 3300
ELKHART, INDIANA 46515
574-266-2500

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 29, 2010

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To the Shareholders of COACHMEN INDUSTRIES, INC.

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Coachmen Industries, Inc., an Indiana corporation, will be held at the Christiana Creek Country Club, 116 West Bristol Street, Elkhart, Indiana, on April 29, 2010 at 10:00 A.M., for the following purposes:

1.	To elect three (3) directors of the Company to hold office for the terms indicated in the proxy statement.

2.	To amend the Articles of Incorporation of the Company to change the name of the Company to All American Group, Inc.; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing matters are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on March 15, 2010, are entitled to notice of and to vote at the meeting. Each such shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

Whether or not you expect to attend the meeting, please sign, date and return the enclosed proxy in the enclosed envelope.

By order of the Board of Directors,

W. Todd Woelfer
Acting Secretary

March 30, 2010

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

INDEX

General	1-2
Election of Directors	3
Biographies of Directors	3-4
Board Leadership Structure and Risk Oversight	5-6
Meetings of the Board of Directors	6
Committees of the Board	6
Audit Committee Report	7
Management Development / Compensation Committee	8
Governance Committee Report	8-9
Summary Compensation Table	10
Outside Director Compensation	13-14
Directors' and Officers' Stock Ownership	14
Stock Ownership Information	15
Independent Registered Public Accounting Firm	15
Audit and All Other Fees	16
Proposal No. 2: Amendment of the Company’s Articles of Incorporation	16-17
Other Business	17
Appendix A Appendix B	18 19-20
Proxy Card	21-22

COACHMEN INDUSTRIES, INC.
P. O. BOX 3300
ELKHART, INDIANA 46515
574-266-2500

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PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 2010
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This Proxy Statement is being mailed to shareholders of COACHMEN INDUSTRIES, INC. ("Coachmen" or the "Company") on or about March 30, 2010, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Shareholders to be held on April 29, 2010, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. A shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof. The Annual Report to Shareholders for the year 2009 accompanies this Proxy Statement. Additional copies of the Report may be obtained by writing to the Secretary of the Company.

The expenses in connection with the solicitation of the enclosed form of proxy, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company. It is also expected that solicitation in person or by telephone will be made of some shareholders by certain directors, officers and employees of the Company without extra compensation.

(1)	ITEMS TO BE VOTED ON

The following items will be voted on at the Annual Meeting:

(1) The election of three (3) nominees to serve on the Company’s Board of Directors;

(2) The amendment of the Company’s Articles of Incorporation to change the name of the Company to “All American
                        Group, Inc.”; and

(3) Any other business that may properly come before the meeting or any adjournment thereof.

VOTING INFORMATION

For purposes of the Annual Meeting, a quorum means a majority of the outstanding shares entitled to vote. As of the close of business on March 15, 2010, the record date for shareholders entitled to vote at the Annual Meeting, there were outstanding 16,189,322 shares of Common Stock, entitled to one vote each. In determining whether a quorum exists at the Annual Meeting, all shares represented in person or by proxy, including abstentions and broker non-votes, will be counted. A shareholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. A shareholder may, with respect to any proposal, (i) vote for the proposal, (ii) vote against the proposal, or (iii) abstain from casting a vote.  Proxies properly executed and received by the Company prior to the Annual Meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees and in favor of all proposals.

Directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. For any other matter that may properly come before the meeting, approval is obtained if the votes cast in favor exceed the votes cast in opposition. Accordingly, withholding authority to vote in the election of directors, abstentions and broker non-votes will have no effect on any matter voted on at the Annual Meeting.

SHAREHOLDER PROPOSALS

Shareholders wishing to include proposals in the Company's Proxy Statement and form of proxy for the 2011 Annual Meeting of Shareholders must submit such proposals so that they are received by the Secretary of the Company at the address indicated on page 9 by no later than November 26, 2010.

NOMINATIONS FOR DIRECTOR

The Company's Bylaws provide that notice of proposed shareholder nominations for election of directors may be made by any shareholder holding five percent (5%) or more of the outstanding shares entitled to vote for the election of Directors, and must be made in writing and either delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company, and in either case must be received by the Secretary of the Company not less than 90 days prior to the month and day of the anniversary of the last meeting of the shareholders called for the election of directors. Nominations for the 2011 meeting received after January 28, 2011 will be considered untimely. SEC regulations may set different or additional time requirements.  The advance notice requirement affords the Board of Directors the opportunity to consider the qualifications of all proposed nominees and, to the extent deemed necessary or desirable by the Board, inform shareholders about such qualifications. The notice must contain certain information about each proposed nominee, including their age, business and residence addresses and principal occupation, the number of shares of Common Stock beneficially owned by them and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. If the chairman of the annual meeting of shareholders determines that a nomination was not made in accordance with the foregoing procedures, such nomination is void.

OTHER BUSINESS AT THE ANNUAL MEETING

For a shareholder to bring other business before the 2011 Annual Meeting of Shareholders, but not have it included in the proxy statement, timely notice must be submitted in writing, either delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of the Company, and in either case be received by the Secretary of the Company not less than 60 days prior to the month and day of the anniversary of the mailing of the prior year's proxy statement. The notice must identify the proposing shareholder and his/her address, and contain a description of the proposed business and such other information as would be required to determine the appropriateness of including the proposal in a proxy statement. Shareholder proposals for the 2011 annual meeting received after January 25, 2011 will be considered untimely and the proxy solicited by the Company for next year's annual meeting may confer discretionary authority to vote on such matters without a description of them in the proxy statement for that meeting.

ELECTRONIC DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

This proxy statement and the 2009 Annual Report to Shareholders are available on the “Investor Relations” option of our website located at www.coachmen.com. Instead of receiving paper copies in the mail, most shareholders can elect to receive an e-mail notification that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials on-line will save Coachmen the cost of printing and mailing documents to your home or business and will give you an automatic link to the proxy voting site. If you are a shareholder of record and wish to enroll in the electronic proxy delivery service, you may do so by following the instructions provided when you vote over the Internet or going to http://enroll.icsdelivery.com/coa and following the instructions provided. If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to use to access Coachmen’s proxy statement and annual report. The e-mail will also include instructions for voting over the internet. You will have the opportunity to opt out at any time by following the instructions on http://enroll.icsdelivery.com/coa. You do not have to elect Internet access each year.

ELECTION OF DIRECTORS

At the meeting, three directors of the Company are to be elected to hold office for terms of three years or until their successors are elected and qualified. Unless otherwise indicated on the proxy form, the authority conferred by the proxy will be used for the purpose of voting in favor of the three nominees listed below. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. The Board of Directors has no reason to believe that any such nominee will be unable to serve. All nominees have consented in writing to the nomination. The Company has not engaged a third party search firm to help identify Board nominees. The Governance Committee nominated the nominees indicated for election.

			Year First Elected
Name	Age	Principal Occupation (1)	Director
NOMINEES FOR ELECTION AS A DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2013:
Robert J. Deputy	(71)	Past President & CEO, Godfrey Marine, Inc. (Retired 2006)	1998
Richard M. Lavers	(62)	CEO of the Company	2007
Edwin W. Miller	(64)	Chairman of the Board & CEO, Millennium Capital Group	1998

DIRECTORS WHOSE TERMS EXPIRE IN 2011:
Geoffrey B. Bloom	(68)	Past Chairman of the Board, Wolverine Worldwide, Inc. (Retired 2005)	1999
William P. Johnson	(67)	Chairman of the Board of the Company, Chairman of the Board & CEO, Flying J, LLC	1978
Matthew S. Sanford	(40)	Managing Director, H.I.G. Capital, LLC	2009

DIRECTORS WHOSE TERMS EXPIRE IN 2012:
Donald W. Hudler	(75)	President & CEO, DDH Investments of Texas	1999
John A. Goebel	(66)	Past President of Homecrest Corp. (Retired 2003)	2006
Fabian de Armas	(31)	Investment Professional, H.I.G. Capital, LLC	2009

(1) All of the individuals have held the positions set opposite their names for more than the past five years except as specifically described in the biographies below.

BIOGRAPHIES OF DIRECTOR NOMINEES

Robert J. Deputy, age 71, is the retired President of Godfrey Marine and Vice Chairman of Godfrey Marine Group, retiring from those positions in December 2006.  He served as the President of Godfrey Conveyor Co. from 1985 to November 2005, and was a director of RG Boat Group and Godfrey Marine from November 2005 to July 2008.  Mr. Deputy is currently a board member and treasurer of the Elkhart (Indiana) Chamber Foundation, a member of the Advisory Board at Indiana University South Bend, and a board member of the Elkhart County Chapter of the American Red Cross.  Among his other community and industry activities, Mr. Deputy served as a Director for Schult Homes Corporation (1992 to 1998), Elkhart General Hospital (1994 to 2006), the National Association of Boat Manufacturers (Chair, 1997 to 1999), National Maine Manufacturing Association (Treasurer, 1997 to 2000, board member 2006 to 2007), Elkhart Community Foundation (Chair, 1994 to 1998).  Mr. Deputy also served on the boards of  Midwest Commerce Banking Company and the Indiana State Chamber of Commerce.  Mr. Deputy received a B.S. in Finance from Indiana University in 1960, and an M.B.A. from that same institution in 1962.   Mr. Deputy was first elected to the Company’s Board of Directors in 1998, and was selected because of his finance, audit, manufacturing, and housing experience.  He currently serves as Chairman of the Board’s Governance Committee and as a member of the Audit Committee.

Richard M. Lavers, age 62, is the President and CEO of Coachmen Industries, Inc., and has served in that position since August 2006.  Mr. Lavers first joined the Company as General Counsel in 1997, and later was elevated to Executive Vice President, General Counsel and Secretary, as well as Acting Chief Financial Officer and Chief Administrative Officer.  In 2005, he assumed the permanent roles of Chief Financial Officer and Chief Administrative Officer.  He was responsible for profit and loss for several operating divisions before he was promoted to his current position. Prior to joining the Company, he held increasingly responsible positions with both law firms and publicly held corporations, including National Presto Industries, Inc. and Ethyl Corporation.   Mr. Lavers also serves as a director of Alembic, an insurance company, and has served in that capacity since 2002.  He previously served as a director for mSolve, LLC (2002 to 2004), Greater Elkhart Chamber of Commerce (1998 to 2001), Milwaukee Kickers Soccer Club (1988 to 1995), SORBA Medical Systems (1989 to 1991) and the L. E.Phillips Career Development Center (1978 to 1982).  Lavers received both his B.A. and J.D. degrees from the University of Michigan.  Mr. Lavers was first elected to the Company’s Board of Directors in 2007, and was selected because of both his leadership role with the Company and his extensive business and legal experience.

Edwin W. Miller, age 64, is the Chairman and CEO of Millennium Capital Group, a private investment firm, and has served in that capacity since 1999.  Prior thereto, he served in a variety of accounting and finance positions with Eli Lilly & Co. for 29 years.  From 1994 to 1998, he served with the Indiana Chamber of Commerce as Director, Treasurer, and a member of the Executive Committee.  Mr. Miller currently serves as Chairman of the Miller-Caballero Foundation, Inc. (1998 to present) and as a director for the Indiana State University Foundation (1996 to present).  From 1996 to 1997, he also served as a director for Dow Elanco, Inc.  Mr. Miller holds an M.B.A. degree and a B.S. degree from Indiana State University (1969/1968).  He was first elected to the Company’s Board of Directors in 1998, and was selected because of his finance, audit and accounting experience.  He currently serves as Chairman of the Board’s Audit Committee.

BIOGRAPHIES OF CURRENT DIRECTORS

Geoffrey P. Bloom, age 68, is the retired Chairman of Wolverine World Wide, Inc., of Rockford, Michigan, serving in that capacity from 2000 to 2005, after having served as its Chairman and CEO from 1996 to 2000, President and Chief Executive Officer from 1992 to 1996 and as its President and Chief Operating Officer from 1987 to 1992.  Mr. Bloom has also served on the board of Ursinus College since 1998; he also currently serves on the Advisory Board of the Philip and Muriel Berman Museum of Art at Ursinus College, and has done so since 2002.  Previously, he was also a director of Comshare, Inc. of Ann Arbor, Michigan (1995 to 2000), and served on the boards of Grand Rapids Symphony (2000 to 2005) and the Kendall College of Art and Design (1992 to 2005).  Mr. Bloom received a B.A. from Ursinus College in 1963.  He was first elected to the Company’s Board of Directors in 1999, and was selected because of his diverse experience in marketing, sales and manufacturing.  He currently serves as Chairman of the Board’s Management Development and Compensation Committee.

William P. Johnson, age 67, is the Chairman Emeritus of the Goshen Rubber Companies, Inc. and Chairman and CEO of Flying J, LLC.  Mr. Johnson worked in varying capacities for Goshen Rubber Companies, Inc.  from 1967 to 1999, serving as President and CEO from 1976 to 1986 and CEO and Chairman from 1986 to 1999.  Mr. Johnson also serves on the boards of 1st Source Bank (1994 to present), One American Life Insurance (1989 to present), Dayton Polymeric Products (2000 to present) and Koontz Wagner Electric Co., Inc. (1990 to 2008 when the company was sold).    Mr. Johnson also serves on the boards of ITR Concession, Co., LLC (2007 – present) and Schurz Communications, Inc. (2009 to present).  Mr. Johnson also serves the community by serving on the boards of the Boys & Girls Club of Goshen (Indiana), the Elkhart County Community Foundation, the Fourth Freedom Forum Foundation, the Indiana State Chamber of Commerce, and the College of Arts & Letters Advisory Council at the University of Notre Dame.  Mr. Johnson received a B.B.A. from the University of Notre Dame in 1964, and an L.L.B. from Stanford University Law School in 1967.  He was first elected to the Board in 1978, and was selected because of his manufacturing and financial expertise.  He is currently the Chairman of the Board of the Company, and serves on the Board’s Audit and Governance Committees

Matthew S. Sanford, age 40, is Managing Director for H.I.G. Capital, LLC, a private equity investor, since 2000.  Prior to joining HIG, he held management consulting positions with Bain & Company and Pittiglio, Rabin, Todd and McGrath as well as serving as a senior executive of the Hospital for Special Surgery in New York, NY.  Mr. Sanford also serves on the boards of NPS, Inc. (2001 to present) and Accupac, Inc. (2003 to Present).  He previously served on the boards of Claymont Steel from 2005 to 2008, Milacron Inc. from 2007 to 2008, and Transtar Metals Holdings from 2003 to 2006.  Mr. Sanford received a B.A. in Quantitative Economics from Stanford University, and an M.B.A. from the Harvard Business School.  He was appointed as a Director in October 2009 by H.I.G. All American, LLC pursuant to the terms of the loan transaction between HIG and the Company.  Mr. Sanford brings substantial expertise in corporate operations, strategic planning, and financing to the Board.

Donald W. Hudler, age 75, is the President and CEO of DDH Investments of Texas, holding that position since July 2001.  Prior thereto, he was the Chairman and CEO of Saturn Retail Enterprises, Inc. from January 1999 until June 2001, and President and CEO of Saturn Corporation, as well as a Vice President of General Motors Corporation, from August 1995 until January 1999.  Prior thereto, he held a variety of sales and marketing positions with General Motors Corporation.  Since 2000, Mr. Hudler has been a Trustee Director of the Sigma Phi Epsilon Educational Foundation, serving as Vice President of that organization from 2000 to 2008 and as President from 2009 to the present.  Mr. Hudler received a B.A. from Ohio Wesleyan University in 1956.  He was first elected to the Board in 1999, and was selected because of his experience and expertise in transportation manufacturing, distribution, sales and marketing.  He is currently a member of the Board’s Management Development and Compensation Committee.

John A. Goebel, age 66, is the retired President of Homecrest Corporation of Goshen, Indiana, a manufacturer of cabinetry and other hard goods for the housing industry.  He served in that capacity from 1995 until 2003.  Prior thereto, Mr. Goebel was Vice President of Operations for Homecrest from 1990 to 1995, and director of Homecrest’s operations in Clinton, Tennessee from 1986 to 1990.  Prior to joining Homecrest, Mr. Goebel was National Accounts Manager for Kitchen Hardware with the Keeler Brass Company of Grand Rapids, Michigan, serving in that capacity from 1980 to 1986.  Mr. Goebel also serves on the boards of Williams Distributing of Grand Rapids, Michigan (2003 to 2006), Western Cabinet Company of Dallas, Texas (2005 to present), and Northern Contours of St. Paul, Minnesota (2005 to present).  Among his other community activities, he serves on the boards of ADEC (2005 to present) and Wellfields Botanical Gardens in Elkhart, Indiana (2004 to present).  Previously, Mr. Goebel was a director for the Elkhart Housing Partnership from 2003 to 2006, and a Commissioner of the Elkhart Housing Authority from 2004 to 2006.  Mr. Goebel received a B.S. from the University of Michigan, and a Master’s in Management from Northwestern University.  He was first elected to the Board in 2006, and was selected because of his extensive experience in the housing industry.  He is currently a member of the Board’s Management Development and Compensation and Governance Committees.

Fabian de Armas, age 31, is a principal with H.I.G. Capital, LLC based in Miami, Florida, and originally joined that firm in 2005.  Prior thereto, Mr. de Armas was an investment banker with Edgeview Partners from 2001 to 2005, and with Bowles Hollowell Conner from 1999 to 2001.  In addition to his service on the Company’s Board of Directors, Mr. de Armas serves on the boards of Test America Environmental Services, LLC (since 2006), Rotorcraft Leasing Company, LLC (since 2007) and Vaupell Holdings, LLC (since 2007).  He also served on the board of Flight Options, LLC from 2007 to 2009.  Mr. de Armas received a B.S. in Finance and Accounting from The Wharton School of the University of Pennsylvania, and an M.B.A. from Harvard Business School.  He was appointed as a Director of the Company in October 2009 by H.I.G. All American, LLC pursuant to the terms of the loan transaction between HIG and the Company.  Mr. de Armas brings expertise in corporate strategy, financial matters and accounting to the Board.

None of the Company’s Directors, including those nominated for reelection, have been involved in any litigation within the last ten years that was or could be considered material to an evaluation of the ability or integrity of the director or director nominee.

DETERMINATION OF INDEPENDENCE OF DIRECTORS

In 2003, the Board of Directors first adopted Corporate Governance Guidelines, which have been amended from time to time ("Guidelines"). The Guidelines adopted by the Board meet or exceed the listing standards adopted by the New York Stock Exchange. The portion of the Guidelines addressing director independence can be found on the Company's website at www.coachmen.com. A copy may also be obtained upon request from the Company's Corporate Secretary.

The Governance Committee undertook a review of director independence in February 2010 under the standards set forth in the Guidelines. During this review, the Board considered existing and then-proposed transactions and relationships between each director or member of that director's immediate family and the Company and its subsidiaries and affiliates. The Board also examined existing and then-proposed transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Any Director's relationship with Coachmen (including its affiliates) is deemed immaterial unless it exceeds the materiality standards adopted by the Board of Directors in February 2004, which are set forth in attached Appendix A.

As a result of the review, the Board affirmatively determined that as of February 2010 the following Directors have no material relationship with the Company and are independent under the aforementioned materiality standards:

Geoffrey B. Bloom
Robert J. Deputy
John A. Goebel
Donald W. Hudler
William P. Johnson
Edwin W. Miller

On March 23, 2009, Coachmen Industries, Inc. and Robert J. Deputy, one of the Company’s directors, entered into an agreement for a $2.3 million short-term note from the Company in exchange for cash loaned to the Company by Mr. Deputy. The note was collateralized by two properties, bore interest at a rate of 10% per annum, and was on terms more favorable to the Company than those offered by alternative sources of financing in commercial markets.  The Company repaid the note on June 4, 2009.

Of the directors nominated for election at the 2010 annual meeting, only Mr. Deputy and Mr. Miller are independent of the Company and its management under such standards.

BOARD LEADERSHIP STRUCTURE

We maintain separate roles between the Chief Executive officer and Chairman of the Board in recognition of the differences between the two responsibilities.  Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of the Company.  The Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, and presides over meetings of the full Board of Directors.  In addition, our Board of Directors has appointed Mr. Johnson as Lead Independent Director.

Our Board of Directors is composed of six (6) independent directors, the Chief Executive Officer and two directors associated with H.I.G. Capital who were appointed in 2009 in connection with the convertible debt transaction with H.I.G. Capital, LLC.  All of our = directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprise and are familiar with board processes.  For additional information about the backgrounds and qualifications of our directors, see the Biographies of Directors in this proxy statement.

Our Board has three (3) standing committees – Audit, Management Development/Compensation, and Governance.  Each committee is composed of independent directors with one of the directors appointed by H.I.G. participating in each meeting.  Each of the committees has an independent director as its chairman.  The chair of each of these committees is responsible for directing the work of the committee in fulfilling its responsibilities.  For additional information about our committees, see Committees of the Board in this proxy statement.

Under our Corporate Governance Guidelines, the Board designates and utilizes a Lead Director, currently William P. Johnson.  See “Meetings of the Board of Directors” in this proxy statement for details regarding responsibilities of the Lead Director.  We believe that, in addition to fulfilling our Lead Director responsibilities, Mr. Johnson, has made valuable contributions to the Company through his abilities to build Board consensus, effectively coordinating Board agendas and activities with the Chief Executive Officer, and by his judgment and decision-making for the Company.

In February 2010, as part of our review of corporate governance and succession planning, the Board re-evaluated our Board leadership structure, to ensure that it remains optimal for the Company and its shareholders.  The Board determined that the current Board leadership structure is working well, and facilitates effective communication, oversight and governance of the Company, while allowing for independent decision making as required.  We recognize that different board leadership structures may be appropriate for companies with different histories and cultures, as well as companies with varying sizes and performance characteristics.  We believe our current leadership structure remains the optimal board leadership structure for our Company and our shareholders.

EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS
Non-employee Board members meet without management present as needed at regularly scheduled Board meetings.  Additional meetings may be called by the Lead Director in his discretion or at the request of the Board.  The Lead Director, Mr. Johnson, presides over meetings of the non-employee directors.

BOARD'S ROLE IN RISK OVERSIGHT
The Company has a risk management program that engages the Company’s management/leadership and Board.  The Board regularly reviews information and reports from members of senior management on areas of material risk, including operational, financial, legal and regulatory, and strategic and reputational risks.  The Management Development/Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements.  The Audit Committee oversees management of operational, financial, legal, and regulatory risks.  The Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

The full Board provides additional risk oversight in numerous ways, including the following:

▪
Annually, prior to its approval of the annual budget and long-term plan, the Board reviews the potential risks which could negatively impact the proposed budget and plan.  This review includes the types of risks, as well as pessimistic and worst case scenarios should the identified risks be realized.

▪	Prior to approving any significant investment or divestiture actions by the Company, the Board reviews a proposal identifying the rationale and risks involved in such action.
▪	The Board regularly receives written reports covering environmental, legal, and human resources matter.
▪
The full Board also engages in periodic discussions regarding risks with our Chief Executive Officer, Chief Financial Officer, General Counsel and other company officers as well as outside experts, as it deems appropriate.

We endeavor to keep the Board fully apprised of risks facing the Company and believe that our directors provide effective oversight of the risk management function.  We believe the Board’s risk oversight function allows our directors to make well-informed decisions and increases the effectiveness of the Company’s leadership structure.

MEETINGS OF THE BOARD OF DIRECTORS

During 2009, the Board of Directors held four regular and six special meetings. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees of which they were members in 2009.

The Company expects the attendance of all Directors at the Annual Meeting. All then-existing Directors attended the 2009 Annual Meeting.

The Board has provided for the designation of a "Lead Director" who shall have authority to call and shall preside at all meetings of the independent and non-management directors. The Lead Director is an independent, non-management director elected by the independent directors. The Lead Director shall have authority to call and shall preside at all meetings of the independent and non-management Directors, except as otherwise specified in these Guidelines, and shall serve as the spokesperson for the independent Directors to the Chief Executive Officer and to the Chairman.  In the event that the Company names a non-executive Chairman of the Board of Directors, the role and duties of the Lead Director would be assumed by the independent Chairman. Since August 28, 2006, the Lead Director role has been filled by an independent Chairman, William P. Johnson. In accordance with the Company’s Corporate Governance Guidelines, since 2006 the Board has determined that separating the roles of the principal executive officer and board chairman is the most appropriate leadership structure for the Company’s current operations.  There are regularly scheduled meetings of the non-management directors during each regularly scheduled meeting of the Board.   In addition, any independent or non-management director can call for a meeting of the independent or non-management directors at any time; one such meeting was held in 2009.

The Board of Directors has three committees as described below.

2009 COMMITTEES OF THE BOARD

The committees of the Board of Directors consist of the Audit Committee, the Management Development and Compensation Committee and the Governance Committee. The respective committee charters reflect the responsibilities of each Committee, and the Committees and the Board periodically review and revise these charters. The full text of each charter may be viewed at the Investor Relations section of the Company’s website at www.coachmen.com, by clicking on the “Corporate Governance” link under the “Investor Relations” option, or by submitting a written request to the Company’s Secretary at the address listed on page 12. Each Committee’s membership is determined by the Board.

AUDIT COMMITTEE

Members: Edwin W. Miller, Chairman; Robert J. Deputy, and William P. Johnson, members.

Functions:
▪	Appoint, monitor and, if necessary, terminate the independent registered public accounting firm serving as "independent auditors" and oversee their activities and independence.
▪	Review the non-audit services provided by the independent auditors and pre-approve such services.
▪	Review audit reports, periodic filings with the SEC of quarterly and annual financial statements, and related financial matters.
▪	Oversee management's activities in:
o	maintaining the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;
o	establishing and maintaining processes to assure that an adequate system of internal control is functioning within the Company; and
o
establishing and maintaining reasonable processes to assure compliance by the Company with all applicable laws, regulations and corporate policies, including compliance, risk management and legal affairs.

The Governance Committee has determined that the members of the Audit Committee are "independent" as defined in the Company’s governance guidelines and the applicable regulations relating to audit committees. The three Committee members, Robert J. Deputy, William P. Johnson, and Edwin W. Miller, have been designated as financial experts of the Audit Committee.

The Audit Committee met eight times in 2009, three of those were via conference calls.

AUDIT COMMITTEE REPORT

The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board of Directors. It met, either in person or via conference calls, with management and the Company's independent auditors eight times during 2009 and has reported the results of its activities to the Board of Directors. In connection with these meetings, the Audit Committee has:
▪	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with the Company's management and the independent auditors (both with and without management);
▪
reviewed and discussed the unaudited quarterly financial information, the quarterly earnings press releases, any interim financial press releases, and Quarterly Reports on Form 10-Q with management and the independent auditors;

▪
discussed with McGladrey & Pullen, LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as amended by Statement on Auditing Standards No. 90 (Communication With Audit Committees) and applicable SEC regulations, with respect to the quality, not just the acceptability of the Company's accounting principles;

▪
received the written disclosures and the Disclosure Communications letter from McGladrey & Pullen, LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee regarding independence and has discussed with McGladrey & Pullen, LLP its independence; and

▪	discussed the Company’s major financial risk exposures and reviewed steps taken to monitor and control those risks.

Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2009 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:
Edwin W. Miller, Chairman
Robert J. Deputy, Member
William P. Johnson, Member

MANAGEMENT DEVELOPMENT/COMPENSATION COMMITTEE

Members: Geoffrey B. Bloom, Chairman; Directors John A. Goebel, and Donald W. Hudler.

Functions:
▪	develop and administer the compensation policies and practices of the Company
▪	administer the Company's benefit, retirement programs and equity incentive plans and recommend changes subject to the approval of the Board of Directors
▪	establish executive compensation
▪	review and recommend management development practices and programs

The Committee met four times in 2009, one of which was held via teleconference.

GOVERNANCE COMMITTEE

Members: Directors, Robert J. Deputy, Chairman; and John A. Goebel and William P. Johnson, members.

Functions:
•        oversee compliance with the Statement of Business Principles and Code of Conduct
•        review any material related party transactions
•        ensure good performance of Board governance system
•        recommend to full Board its organization, procedures and governance principles
•        recommend to full Board committee assignments and charters
•        work with the CEO to establish agendas
•        manage and oversee evaluation of the Board, Board committees and individual Directors
•        evaluate desired Board composition and identify individuals qualified to become Board members
•        recommend Director nominees for vacancies and at each annual meeting of shareholders
•        consider Director nominees recommended by shareholders if such recommendations are submitted in writing to the
          Committee in accordance with the Company’s Bylaws
•        oversee Board member orientation and education
•        recommend to full Board outside Director compensation
•        work with Management Development/Compensation Committee on management objectives, overall code compliance, CEO
          Evaluation, management development and succession

There were two meetings of the Committee in 2009.

GOVERNANCE COMMITTEE REPORT

The Governance Committee recommends candidates for membership on the Board and Board Committees, oversees matters of corporate governance, director independence, outside director compensation and Board performance. The Committee is composed entirely of independent directors, as independence is defined in the Company's Corporate Governance Guidelines.  The Company’s Corporate Governance Guidelines were last amended in August, 2008. The full text of the Corporate Governance guidelines may be viewed at the Investor Relations section of the Company’s website at www.coachmen.com, by clicking on the “Corporate Governance” link under the “Investor Relations” option, or by submitting a written request to the Company’s Secretary at the address listed on page 9.

Related Party Transactions

There were no related party transactions in excess of $120,000 reviewed or approved by the Governance Committee during 2009.

Annual self-evaluations of the Board and its Committees and the evaluation of the CEO were all completed in 2009 in accordance with the process established in 2003. The Committee also reviewed the independence of the Directors and the materiality of their relationships with the Company under the standards set forth in the Corporate Governance Guidelines, and made the affirmative determinations of independence set forth in this Proxy Statement under Determination of Independence of Directors.

On March 23, 2009, Coachmen Industries, Inc. and Robert J. Deputy, one of the Company’s directors, entered into an agreement for a $2.3 million short-term note from the Company in exchange for cash loaned to the Company by Mr. Deputy. The note was collateralized by two properties, bore interest at a rate of 10% per annum, and was on terms more favorable to the Company than those offered by alternative sources of financing in commercial markets.  The Company paid the note in full on June 4, 2009.

The Company does accept and always has accepted and will consider recommendations for nominations for Director from its shareholders, if such recommendation or nomination is submitted in accordance with Article II of the Company's Bylaws, which process is set forth under Nominations for Director in this Proxy Statement. The qualifications for nominees and the process for identifying and evaluating nominees are set forth in the Corporate Governance Guidelines. There is no difference in the evaluation process if a qualified shareholder recommends the nominee.

It is intended that the Board be small enough to permit substantive discussions of the entire Board in which each Director can participate meaningfully, and large enough so that committee work does not become unduly burdensome. It is the policy of the Board to have a majority of independent directors. Directors who do not meet the Company's independence standards also make valuable contributions to the Board and to the Company by reason of their knowledge of the Company and the industries in which it competes, as well as their experience and business acumen. The Committee believes that the principal qualities of an effective corporate director include strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In addition to these qualities, Coachmen's criteria include recognized achievement, an ability to contribute to an important aspect of the Company's business, and the willingness to make the commitment of time and effort required of a Coachmen Director.

In order to find the most valuable talent available to meet these criteria, the Board considers candidates with varied backgrounds and experiences that would be valuable to the Company in the implementation of its strategies. The goal is to include members with the skills and characteristics, as well as diverse business experiences, that taken together will assure a strong Board.   Additionally, personal or professional experiences that bring value to the Company, such as accounting expertise, financial experience, or manufacturing skills, also are strongly considered when evaluating potential candidates.  Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. The Corporate Governance Guidelines also require that Directors who also serve as CEOs or in equivalent positions should not serve on more than two boards of public and/or private companies in addition to the Coachmen Board, and other directors should not serve on more than four other boards of public companies in addition to the Coachmen Board. In addition, Directors will not be nominated for election to the Board after their 75(th) birthday, except for limited terms under special circumstances.

The Board itself is responsible, in fact as well as procedure, for selecting new Board members who will join the Board between shareholder meetings, as well as those to be nominated by the Board for election by shareholders at the annual meeting. The Governance Committee, with input from the CEO, screens potential candidates. Candidates may be recommended to the Governance Committee by other directors, shareholders and third parties. After a review of Board candidates by the Governance Committee with the aid of the CEO, candidates designated by the Governance Committee are interviewed. The results of the interviews are then reviewed with the full Governance Committee, which may then recommend the candidate(s) to the full Board for approval.

The Company’s Statement of Business Principles and Code of Conduct apply to all Directors, Officers and Employees of the Company. The Statement of Business Principles and Code of Conduct, Corporate Governance Guidelines, and Charters for the Governance, Audit and Management/Development Compensation Committees may be found on the Company's website at www.coachmen.com, and are available in print to any shareholder who requests them.

COMMUNICATIONS WITH BOARD OF DIRECTORS:

SHAREHOLDERS AND OTHER INTERESTED PARTIES

Shareholders and other interested parties may communicate concerns about the Company's governance, corporate conduct, business ethics, financial practices or other matters to the Board of Directors. Concerns may be submitted in writing to an individual director or to the non-management or independent directors as a group, in care of either the Corporate Secretary or the Chairman of the Governance Committee at the Company's headquarters:

Corporate Secretary or Chairman, Governance Committee
Coachmen Industries, Inc.
P.O. Box 3300
Elkhart, IN 46515

The process for collecting and organizing shareholder communications was approved by a majority of the independent directors.

Members of the Governance Committee:

Robert J. Deputy, Chairman
John A. Goebel, Member
William P. Johnson, Member

SUMMARY COMPENSATION TABLE:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c )	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard M. Lavers Chief Executive Officer
	2009	$275,285	$0	0	$0	$0	$0	$12,419	$287,704
	2008	$349,764	$0	$79,519	$0	$0	$0	$114,108	$543,391

Colleen A. Zuhl Chief Financial Officer
	2009	$160,163	$0	$0	$0	$0	$0	$6,371	$166,534
	2008	$171,640	$0	$39,413	$0	$0	$0	$31,041	$242,094

Rick J. Bedell President, CBI dba All American Housing, LLC
	2009	$204,253	$0	$0	$0	$0	$0	$11,456	$215,709
	2008	$256,847	$0	$27,311	$0	$0	$0	$33,068	$317,226

(c)  Included in salary in 2008 are amounts deferred under the Management Development/Compensation Committee approved deferred compensation agreements for certain corporate and subsidiary officers. These agreements originally provided either lump sum or monthly payments to the executives upon retirement based upon the executive's election under the plan. These agreements were terminated in 2009.  Deferred salary amounts were as follows:

	2009	2008
Mr. Lavers	$0	$142,075
Ms. Zuhl	$0	$20,798
Mr. Bedell	$0	$22,083

(e)  Restricted Stock grants are awarded periodically to certain corporate and subsidiary officers (see Note 8 of Notes to the Consolidated Financial Statements for the assumptions made in calculating the fair value of the grants as of the grant date). The following grants were awarded to the Named Executive Officers:

	2009	2008
Mr. Lavers	$0	$79,519
Ms. Zuhl	$0	$39,413
Mr. Bedell	$0	$27,311

(f)  During 2009 and 2008, there were no stock option grants awarded from the Company's 2000 Omnibus Stock Incentive Program to the executives named in this proxy or to any other employee.

(g)  Included in non-equity incentive plan compensation were amounts deferred under the MDC Committee approved deferred compensation agreements for certain corporate and subsidiary officers. These agreements originally provided either lump sum or monthly payments to the executives based upon the executive's election under the plan. Amounts were deferred in the year following the earning of the incentive compensation. Deferred bonus amounts were as follows:

	2009	2008
Mr. Lavers	$0	$67,075
Ms. Zuhl	$0	$6,215
Mr. Bedell	$0	$0

(h)  The MDC Committee had approved deferred compensation agreements for certain corporate and subsidiary officers. These agreements originally provided either a lump sum or monthly payments to executives upon retirement based upon the executive’s election under the plan. These agreements were terminated in 2009.  The amounts in this column include the Company’s contribution under the deferred compensation plan and interest earned above 120% of the applicable federal rate. The interest earned above 120% of the applicable federal rate is presented above in column (h).

(i)  On November 25, 2008, the Management Development and Compensation Committee of Coachmen’s Board of Directors granted restricted Coachmen common shares to certain executive officers. A total of 114,000 shares were granted. The grants were conditioned on the closing of the Asset Sale of the recreational vehicle business to Forest River, Inc. and will vest at the earliest of (i) two years from the date of issuance, provided the employee remains continuously employed by Coachmen, (ii) death, (iii) disability, or (iv) a change of control.   On October 27, 2009, in connection with the series of transactions that occurred on that date with H.I.G. All American, LLC, the restricted shares became vested in all remaining grantees as a result of a change in control under the terms of the grants.

Included in all other compensation are the following amounts:

	EBP Employer Contribution (A)	401(k) Employer Match (B)	Split Dollar Life Insurance (C)	ESP Employer Match (A)	Travel Allowance (D)	Perquisites (E)	Physicals	Asset Sale Tax Gross-up (F)	TOTAL ALL OTHER COMPENSATION
2009 Compensation

Richard M. Lavers	$0	$0	$1,675	$0	$3,600	$7,144	$0	$0	$12,419

Colleen A. Zuhl	$0	$0	$1,075	$0	$3,600	$1,446	$250	$0	$6,371

Rick J. Bedell	$0	$0	$2,167	$0	$3,600	$5,689	$0	$0	$11,456

2008 Compensation

Richard M. Lavers	$0	$3,340	$1,870	$71,038	$7,200	$7,461	$476	$22,723	$114,108

Colleen A. Zuhl	$0	$1,780	$1,200	$10,399	$7,200	$1,446	$0	$9,016	$31,041

Rick J. Bedell	$0	$1,987	$2,340	$11,042	$7,200	$5,689	$331	$4,479	$33,068

(B)	With MDC Committee approval, the employer match to the 401(k) was suspended November 15, 2008.
(C)	The economic benefit of the Split Dollar Life Insurance to each executive represents the value of their life insurance based on age and coverage amounts. The program was eliminated October 31, 2009.
(D)	Travel allowance was eliminated July 1, 2009.
(E)	Perquisites include Country Club Dues and Disability Insurance Premiums.
(F)
On November 25, 2008, the Management Development and Compensation Committee of the Company’s Board of Directors granted restricted Coachmen common shares to certain executive officers.  A total of 114,000 shares were granted.  The grants were conditioned on the closing of the sale of the Company’s recreational vehicle business and related assets to Forest River, Inc.  The value of the common shares were grossed up.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable	Number of Securities Underlying Unexercised Options-Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Been Vested	Market Value of shares or Units of Stock That Have Not Been Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	#	#	#	#		(#)	($)	(#)	($)
(a)	(b)	(c )	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard M. Lavers	36,000			$10.00	10/6/2010
	5,500			$16.50	2/19/2012
	1,600			$11.18	3/28/2013
						3,750	$4,313

Colleen A. Zuhl						2,500	$2,875

Rick J. Bedell						2,250	$2,588

(g)  Unvested restricted stock grants vest in the years noted as follows:

	Vest	Total
Mr. Lavers	2010	1,875
	2011	1,875

Ms. Zuhl	2010	1,250
	2011	1,250

Mr. Bedell	2010	1,125

THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Geoffrey B. Bloom, Chairman
John A. Goebel
Donald W. Hudler

OUTSIDE DIRECTOR COMPENSATION

Directors who are also employees of the Company receive no additional compensation for service as a Director. Non-employee Directors are compensated as follows: for the 2009-2010 service year which began in May 2009, each non-employee Director of the Company was entitled to the following annual retainers as compensation for his or her services on the Board of Directors: a) a Board Retainer of fifteen thousand ($15,000) in cash; b) a Committee Fee for each committee on which the Director serves as a member, in the cash amount of: four thousand dollars ($4,000) for the Audit Committee and two thousand five hundred dollars ($2,500) for the Management Development/Compensation Committee and two thousand five hundred dollars ($2,500) for the Governance Committee; c) in addition to committee fees, the Chairman of each committee receives an additional one thousand five hundred dollars ($1,500) for their service as Chairperson; d) 1,000 shares of unrestricted common stock; and e) a grant of one thousand (1,000) shares of restricted common stock. For the 2010-2011 service year that begins in May 2010, each non-employee Director of the Company shall be entitled to the same compensation as outlined for 2008-2009 for his or her services on the Board of Directors. In addition, the Lead Director or non-executive Chairman will receive twice the normal retainer, or thirty thousand dollars ($30,000), payable in cash, in addition to the normal committee fees and stock grants, and a one thousand five hundred dollar ($1,500) monthly stipend to cover expenses.

The number of shares issued for the common stock portion of the non-employee Director Compensation is determined by the closing price of the Common Stock as reported in The Wall Street Journal, Midwest Edition on the date of the annual shareholders' meeting. The compensation for the coming year is payable promptly following the election of the Directors at the annual shareholders' meeting, in advance for the coming service year.

At least fifteen (15) days prior to each annual shareholders' meeting, each Director may irrevocably elect in writing to receive any portion of his or her cash compensation: in unrestricted Common Stock valued at one hundred ten percent (110%) of the cash amount elected.  All restricted Common Stock is held by the Company until the Director's completion of two years of service. The award is non-transferable until the completion of the two-year period of service. However, said two-year period of service is deemed satisfied where the Director's service terminates as the result of death, disability, mandatory retirement or in the event of a Change in Control, in which circumstances the stock subject to the award shall be delivered to the Director without any restrictions. In the event of a termination of the Director's service on the Board, prior to the completion of the two-year period, for reasons other than those stated above, the shares shall be forfeited to the Company without any payments to the Director.

All stock delivered and restricted stock grants under the compensation plan for non-employee directors are authorized under the Coachmen Industries, Inc. 2000 Omnibus Stock Incentive Program as approved by the shareholders.

DIRECTOR COMPENSATION:

Name and Principal Position		Fees earned or paid in cash	Stock Awards	Option Awards	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All Other Compen-sation	Total
		$	($)	($)	($)	$	($)	($)
(a)		(b)	(c )	(d)	(e)	(f)	(g)	(h)
William P. Johnson, Chairman	2009	$12,000	$40,995			($282,807)		($229,812)
Geoffrey B. Bloom	2009		$21,745					$21,745
Robert J. Deputy	2009		$26,145					$26,145
John A. Goebel	2009		$22,845					$22,845
Donald W. Hudler	2009		$20,095					$20,095
Edwin W. Miller	2009		$23,395					$23,395
H.I.G.	2009	$6,843						$6,843

      (b)  The $12,000 to Mr. Johnson represents the $1,500 monthly stipend.  The $6,843 to H.I.G. represents the amount due for the H.I.G. Appointees, which was waived and payable to H.I.G. All American, LLC, pursuant to a November 13, 2009 Management Services Agreement.

(c)  On April 30, 2009, the following stock awards were made (grant date fair value of $0.845) in connection with the Directors’ service for the period May 2009 to May 2010 (see Note 8 of Notes to the Consolidated Financial Statements):

Shares
Mr. Johnson	48,515
Mr. Bloom	25,734
Mr. Deputy	30,941
Mr. Goebel	27,036
Mr. Hudler	23,781
Mr. Miller	27,686

The following restricted stock grants were also made in 2009:

	Shares	Grant Date Fair Value	Vest Date
Mr. Johnson	1,000	$.845	April 30, 2011
Mr. Bloom	1,000	$.845	April 30, 2011
Mr. Deputy	1,000	$.845	April 30, 2011
Mr. Goebel	1,000	$.845	April 30, 2011
Mr. Hudler	1,000	$.845	April 30, 2011
Mr. Miller	1,000	$.845	April 30, 2011

(f)  Represents the pay-out to Mr. Johnson from the deferred compensation plan account.

STOCK OWNERSHIP GUIDELINES – NON-EMPLOYEE DIRECTORS

The Board has adopted stock ownership guidelines for its non-employee Directors at a multiple of four times the amount of the Director's annual cash and stock retainer. The targeted stock ownership should be achieved within three years of appointment to the Board. Shares to be counted included restricted shares, shares held in trust or in beneficial ownership by or for an immediate family member, shares purchased on the open market, or shares held following the exercise of stock options. Stock options are not counted towards the non-employee Directors' stock ownership position until exercised.

DIRECTORS' AND OFFICERS' STOCK OWNERSHIP

The following table shows the amount of Company Common Stock each Named Executive Officer, nominee and incumbent Director beneficially owned as of March 15, 2010 including shares covered by stock options exercisable within 60 days of March 15, 2010. Please note that, as reported in this table, beneficial ownership includes those shares each individual has the power to vote or transfer, as well as shares owned by immediate family members that reside in the same household.

				Director
				Compensation	Shares
				Grant	Held in	Total
	Shares		Exercisable	Vesting	401 (k)	Shares	% of
	Beneficially		Within	Within	Plan as of	Beneficially	Shares
Name	Owned		60 Days	60 Days	Dec. 31, 2009	Owned	Outstanding

R.J. Deputy	164,739		3,000	1,000	-	168,739	*
W.P. Johnson	127,315		3,000	1,000	-	131,315	*
R.M. Lavers	76,636	(1)	43,100	-	292	120,028	*
E.W. Miller	67,058		3,000	1,000	-	71,058	*
D.W. Hudler	65,820		3,000	1,000	-	69,820	*
G.B. Bloom	64,677		3,000	1,000	-	68,677	*
J.A. Goebel	57,888		-	1,000	-	58,888	*
R.J. Bedell	22,043	(1)	-	-	7,493	29,536	*
C.A. Zuhl	29,298	(1)	-	-	-	29,298	*
F. deArmas	-		-	-	-	-	*
M. Sanford	-		-	-	-	-	*
All Current Directors and Executive Officers as a group (11 persons)	675,474		58,100	6,000	7,785	747,359	4.6%

 * Less than 1%

(1) Includes Restricted Stock Award that will vest 100% on January 1, 2011 as follows:  R.M. Lavers 1,875; C. Zuhl 1,250; R. Bedell 1,125.

STOCK OWNERSHIP INFORMATION
The following table sets forth information concerning the only parties known to Coachmen having beneficial ownership of more than five percent (5%) of its outstanding Common Stock, as of the record date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

H.I.G. All American, LLC	17,581,364	(1)	52.1%
c/o H.I.G. Capital, LLC
1001 Brickell Bay Drive, 27th Floor
Miami, Florida 33131

GAMCO Investors, Inc.	1,702,719		10.5%
One Corporate Center
Irvine, California 92614

Donald Smith & Co., Inc.	1,524,004		9.4%
152 West 57th Street
New York, New York 10019

Indian Creek Investors, LP	1,506,000		9.3%
19950 W. Country Club Drive, Fl. 8
Aventura, Florida 3318

Bradley Louis Radoff	1,285,000		7.9%
1177 West Loop South Suite 1625
Houston, Texas 77027

GAMCO Westwood Mighty Mites Fund	1,170,300		7.2%
One Corporate Center
Irvine, California 92614

Dimensional Fund Advisors, LP	1,169,493		7.2%
Palisades West, Building One, 6300 Bee Cave Road
Austin, Texas 78746

Aegis Financial Corporation	1,106,560		6.8%
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

(1)  Represents shares that H.I.G. could acquire on conversion of convertible debt, exercise of outstanding warrants or other rights.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's directors, officers and stockholders file with the Securities and Exchange Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance with the requirements during the fiscal year ended December 31, 2009 by its officers, directors or stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company's auditors for the year 2008,  was Ernst & Young LLP.  In July 2009, that firm was replaced by McGladrey & Pullen, LLP as the Company’s accountants for fiscal year 2009. McGladrey & Pullen, LLP will have a representative at the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

AUDIT AND ALL OTHER FEES

The fees billed to the Company by Ernst & Young LLP and McGladrey & Pullen, LLP in each of the last two fiscal years, in  the following categories are as follows:
	2008	2009
Annual Audit Fees	$510,500	$116,000
Audit-Related Fees	12,000	30,525
Total Audit and Audit-Related Fees	522,500	146,525

Other Non-Audit Fees
Tax Fees – Other	26,000	-
All Other Fees		-
Total Other Non-Audit Fees	26,000	-

Total Fees	$536,500	$146,525

In addition, Ernst & Young, LLP billed the Company $12,000 for audit related fees in connection with their review of the first quarter 2009 10-Q.  The Annual Audit Fees include amounts billed for the audit of the Company's annual consolidated financial statements and the timely review of the financial statements included in the forms 10-Q filed by the Company during the year, and for services related to rendering opinions on management's assessment on the Company's internal controls and the effectiveness thereof. Audit-related fees in 2009 were for services in conjunction with the convertible debt transaction while the 2008 services were in conjunction with the proxy filing for the asset sale of the recreational vehicle business. Tax Fees — Other for 2008 included providing assistance in supporting claims for Federal and State R&D tax credits. All other fees relate to the subscription to a web-based technical guidance service.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. All non-audit engagements and their associated fees during 2009 and 2008 were approved in advance by the Audit Committee.

The Company's engagement letter with Ernst & Young is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

PROPOSAL NO. 2
AUTHORIZE CHANGING THE COMPANY’S NAME TO “ALL AMERICAN GROUP, INC.”

Background

On August 4, 2009, the Company’s Board of Directors authorized and recommended, subject to shareholder approval, an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company from “Coachmen Industries, Inc.” to “All American Group, Inc.” The Indiana Business Corporation Law requires approval of the Company’s shareholders in order to adopt the proposed amendment described in this Proposal No. 2. Approval of the amendment requires that more shares are voted in favor of the amendment than shares are voted against the amendment, provided that a quorum is present in person or by proxy.  If shareholders approve and authorize this amendment, the Company intends to file Articles of Amendment to change the name of the Company to “All American Group, Inc.” promptly following the Annual Meeting, and to make appropriate filings to obtain a new stock listing symbol with the appropriate regulatory agencies. The amendment will become effective upon filing the prescribed Articles of Amendment with the Indiana Secretary of State.

On October 1, 2009, the Company filed a Certificate of Assumed Business Name with the Indiana Secretary of State, and began to transact business under the All American Group name.

The Board believes that the formal corporate name change is in the best interests of the Company because the new name reflects the business of the Company as it is presently conducted, and as it is proposed to be conducted in the future.  Continued use of the “Coachmen” name creates and has created confusion among consumers, the press and vendors, who continue to associate “Coachmen” with the Company’s former recreational vehicle business which is now owned by Forest River, Inc.  Additionally, the “Coachmen” name was never associated with the Company’s housing operations, which have operated under the All American Homes® and Mod-U-Kraf Homes® brands.  Company research has shown that few if any home buyers associate All American Homes with Coachmen Industries.   From a marketing perspective, the Company has concluded that the close association of Coachmen to recreational vehicles hurts rather than helps the marketing of the Company’s houses.  Finally, the Company’s Specialty Vehicles operations receive little if any benefit from the use of the “Coachmen” name, and in fact a great deal of confusion is created between the Company and the Forest River-owned Coachmen recreational vehicle operations.

A copy of the form which the Company intends to submit to the Indiana Secretary of State if the proposed amendment to the Company’s Articles of Incorporation is approved is set forth in attached Appendix B.

Vote Required; Board Recommendation

Proposal No. 2 (the approval of the Company to amend its Articles of Incorporation to change the name of the Company to “All American Group, Inc.”) will be approved if more shares of Common Stock of the Company are voted “FOR” the proposal than shares are voted against. Only “AGAINST” votes will be counted.  Abstentions will have no effect assuming a quorum is present at the meeting.

The Board of Directors unanimously recommends that you vote all of your shares “FOR” the approval of the Company to amend its Articles of Incorporation of the Company to change the name of the Company to “All American Group, Inc.” as described in this Proposal No. 2.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy form will vote thereon according to their best judgment and interest of the Company. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy form are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement.

By Order of the Board of Directors,

/s/ W. Todd Woelfer
Acting Secretary

Dated:  March 30, 2010

APPENDIX A

Each year, the Board of Directors will make and disclose an affirmative determination as to the independence of each of the Directors according to the standards set forth below.

Any Director's relationship with Coachmen (including its affiliates) will be deemed immaterial unless it exceeds the following standards:

1. There may be no commercial, industrial, banking, or consulting (including legal and accounting firm) relationship between any enterprise the Director owns, controls or of which he or she is an officer (which does not include a directorship of such enterprise), or for which he or she is an agent or employee, where the sales to, or purchases from such enterprise, in any single year, exceed the greater of $1 million, or 2% of such enterprise's consolidated gross revenues, until three (3) years after falling below such threshold;

2. There may be no personal loans between the Director and Coachmen; and,

3. A Director may not be a trustee, director or officer of a charitable organization to which Coachmen paid in either of the preceding two calendar years, or is anticipated to pay in the current or next calendar year, more than the greater of fifty thousand dollars ($50,000), or thirty percent (30%) of the total amount paid to all charities in the preceding calendar year, in both cases excluding any matching of employee contributions to charities that are not actively promoted by the Company to its employees;

For relationships not covered by the above standards, the determination of whether the relationship is material or not, and therefore whether the Director would be independent or not, shall be made by the Directors who satisfy the independence standards set forth above.

In addition: (i) a Director who is an employee, or whose immediate family member is an executive officer, of Coachmen is not independent until three (3) years after the end of such employment relationship; (ii) a Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from Coachmen, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any ways on continued service), is not independent until three (3) years after he or she ceases to receive more than $100,000 per year in such compensation; (iii) a Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company is not "independent" until three (3) years after the end of either the affiliation or the auditing relationship; (iv) a Director who is employed, or whose immediate family member is employed as an executive office of another company where any of Coachmen's present executives serve on that company's compensation committee is not "independent" until three (3) years after the end of such service or the employment relationship; (v) a Director who is an executive officer or an employee, or whose immediate family is an executive officer of a company that makes payments to, or receives payments from, Coachmen for property or services in an amount which, in any single year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, in each case is not "independent" until three (3) years after falling below such threshold.

APPENDIX B

[FORM FOR AMENDMENT OF ARTICLES OF INCORPORATION]

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION

State Form 38333 (R10 /1-03)
Approved by State Board of Accounts, 1995

TODD ROKITA
SECRETARY OF STATE
CORPORATIONS DIVISION
302 W. Washington St., Rm. E018
Indianapolis, IN 46204
Telephone: (317) 232-6576

INSTRUCTIONS: *Use 8 1/2" x 11" white paper for attachments.*
Present original and one copy to address in upper right hand corner of this form.
Please TYPE or PRINT.
Please visit our office on the web at www.sos.in.gov.

Indiana Code 23-1-38-1 *et seq.*

Filing Fee: $30.00

ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION OF

Name of Corporation	Date of incorporation
Coachmen Industries, Inc.	December 31, 1964

The undersigned officers of the above referenced Corporation (*hereinafter referred to as the "Corporation"*) existing pursuant to the provisions of: (*indicate appropriate act*)

☑ Indiana Business Corporation Law ☐ Indiana Professional Corporation Act of 1983

as amended (*hereinafter referred to as the "Act"*), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

ARTICLE I Amendment(s)

The exact text of Article(s) I of the Articles of Incorporation is now as follows:

(*NOTE: If amending the name of corporation, write Article "I" in space above and write "The name of the Corporation is ______________," below.*)

The name of the Corporation is All American Group, Inc.

ARTICLE II

Date of each amendment's adoption:

April 29, 2010

(*Continued on the reverse side*)

ARTICLE III Manner of Adoption and Vote

Mark applicable section: NOTE - Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.

☐ SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.

☑ SECTION 2 The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (*Shareholder approval may be by either A or B.*)

A. Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

	Shares entitled to vote.
	Number of shares represented at the meeting.
	Shares voted in favor.
	Shares voted against.

B. Unanimous written consent executed on ______________________ , 20 _____ and signed by all shareholders entitled to vote.

ARTICLE IV Compliance with Legal Requirements

The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this ____________ day of April ______________________________ , 20 10 .

Signature of current officer or chairman of the board	Printed name of officer or chairman of the board
	William P. Johnson

Signator's title

Chairman of the Board

COACHMEN INDUSTRIES, INC. P.O. BOX 3300 ELKHART, IN 46515
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Coachmen Industries, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Coachmen Industries, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CCHMN1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

COACHMEN INDUSTRIES, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE PROPOSALS BELOW:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
Vote On Directors

1. Election of three (3) directors, each to serve for three-year term expiring in 2013.	☐	☐	☐
(1) Robert J. Deputy
(2) Richard M. Lavers
(3) Edwin W. Miller

Proposal(s)	For	Against	Abstain
2. To amend the Articles of Incorporation to change the name of the Company to “All American Group, Inc.”	☐	☐	☐	
3. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND IN FAVOR OF ALL PROPOSALS.

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Proxy Services, P.O. Box 9138, Farmingdale, NY 11735-9585, so these shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated below.

NOTE: Please sign exactly as name appears to the right. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

COACHMEN INDUSTRIES, INC.

PROXY		PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Coachmen Industries, Inc., as Indiana corporation, hereby appoint(s) Richard M. Lavers and William P. Johnson, and each of them, as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse, all of the shares of Coachmen Industries, Inc. which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held at the Christiana Creek Country Club, 116 West Bristol Street, Elkhart, Indiana, at 10:00 a.m. local time, on April 29, 2010, or any adjournment thereof, with the same authority as if the undersigned were personally present.

YOUR SIGNATURE ON THIS PROXY IS YOUR ACKNOWLEGEMENT OF RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

(Continued and to be dated and signed on reverse side.)